ACQUISITIONS AND DIVESTITURE OF BUSINESSES	12 Months Ended
Dec. 31, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
ACQUISITIONS AND DIVESTITURE OF BUSINESSES	ACQUISITIONS AND DIVESTITURE OF BUSINESSES
Acquisition of a 49% stake in Jiangsu Ryan Electrical Co. Ltd.
On April 23, 2023, Eaton acquired a 49 percent stake in Jiangsu Ryan Electrical Co. Ltd., a manufacturer of power distribution and sub-transmission transformers in China. Eaton accounts for this investment on the equity method of accounting and it is reported within the Electrical Global business segment.
Acquisition of Exertherm
On May 20, 2024, Eaton acquired Exertherm, a U.K.-based provider of thermal monitoring solutions for electrical equipment. Exertherm is reported within the Electrical Americas business segment.
Acquisition of a 49% stake in NordicEPOD AS
On May 31, 2024, Eaton acquired a 49 percent stake in NordicEPOD AS, which designs and assembles standardized power modules for data centers in the Nordic region. Eaton accounts for this investment on the equity method of accounting and it is reported within the Electrical Global business segment.
Acquisition of Fibrebond Corporation
On April 1, 2025, Eaton acquired Fibrebond Corporation (Fibrebond) for $1.43 billion, net of cash acquired. Fibrebond is a U.S. based designer and builder of pre-integrated modular power enclosures for data center, industrial, utility and communications customers. Fibrebond had sales of approximately $378 million for the twelve months ended February 28, 2025, and is reported within the Electrical Americas business segment.
The acquisition of Fibrebond has been accounted for using the acquisition method of accounting which requires the assets acquired and liabilities assumed be recognized at their respective fair values on the acquisition date. The table below summarizes the preliminary estimated fair values of the assets acquired and liabilities assumed on the acquisition date, as well as measurement period adjustments recorded as of December 31, 2025. The Company is finalizing its review of the preliminary estimates, primarily related to third-party valuations for Other intangible assets and Property, plant and equipment, which may result in additional adjustments to these estimates. The current measurement period adjustments did not have a material impact to the Consolidated Statements of Income.

(In millions)	Preliminary Allocation	Measurement Period Adjustments	Adjusted Preliminary Allocation
Accounts receivable	$50	$(5)	$45
Inventory	96	5	101
Prepaid expenses and other current assets	72	(5)	67
Property, plant and equipment	104	13	117
Other intangible assets	709	6	715
Other assets	3	—	3
Accounts payable	(48)	—	(48)
Other current liabilities	(106)	26	(80)
Other noncurrent liabilities	(2)	(23)	(25)
Total identifiable net assets	$878	$17	$895
Goodwill	572	(32)	540
Total consideration, net of cash received	$1,450	$(15)	$1,435
Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the anticipated synergies of acquiring Fibrebond. Goodwill recognized as a result of the acquisition is deductible for tax purposes. The adjusted preliminary estimated fair value of the customer relationships, technology, trademarks and backlog intangible assets of $410 million, $171 million, $74 million and $60 million, respectively were determined using either the relief-from-royalty model or the multi-period excess earnings model, which are discounted cash flow models that rely on the Company's estimates. These estimates require judgment of future revenue growth rates, future margins, and the applicable weighted-average cost of capital used to discount those estimated cash flows. The weighted-average cost of capital is an estimate of the overall after-tax rate of return required by equity and debt market holders of a business enterprise. The estimated useful lives for the customer relationships, technology, trademarks and backlog intangible assets were 17 years, 9 years, 17 years and 2 years, respectively. See Note 6 for additional information about goodwill and other intangible assets.
As part of the acquisition, Eaton assumed $240 million of employee transaction and retention awards. Awards vest in six equal annual installments starting in the second quarter of 2025, subject to continued employment with Eaton. Forfeited employee awards are paid to former Fibrebond shareholders annually. Eaton recognizes compensation expense for the awards over the requisite service period and any employee forfeitures owed to former Fibrebond shareholders are expensed immediately in Other expense (income) - net. During 2025, compensation expense of $51 million, $16 million and $15 million were included in Costs of products sold, Selling and administrative expense, and Other expense (income) - net, respectively, on the Consolidated Statements of Income.
Eaton's 2025 consolidated financial statements include Fibrebond results of operations, including segment operating profit of $156 million on sales of $474 million, from the date of acquisition through December 31, 2025.
Acquisition of Resilient Power Systems Inc.
On August 6, 2025, Eaton acquired Resilient Power Systems Inc. (Resilient), a leading North American developer and manufacturer of innovative energy solutions, including solid-state transformer-based technology. Resilient was acquired for $86 million, including $55 million of cash paid at closing and an initial estimate of $31 million for the fair value of contingent future consideration based on 2025 through 2028 revenue performance and achievement of technology-based milestones. The fair value of contingent consideration liabilities is estimated by discounting contingent payments expected to be made, and may increase or decrease based on changes in milestone achievements and discount rates, with a maximum possible undiscounted value of $45 million. Resilient is reported within the Electrical Americas business segment.
As part of the acquisition, Eaton assumed employee incentives with a maximum payout of $50 million contingent upon achievement of the same revenue performance and technology-based milestones, as well as continued employment with Eaton. The incentives will be paid over three years, starting in 2026 and concluding in 2028. As of December 31, 2025, the Company expects to pay $38 million of employee incentives based on the estimated probability of the milestones being achieved. Compensation expense will be recognized over the requisite service period. For 2025, compensation expense of $10 million was included in Selling and administrative expense on the Consolidated Statements of Income.
Agreement to Acquire Boyd Thermal
On November 2, 2025, Eaton signed an agreement to acquire Boyd Thermal, a U.S. based global leader in thermal components, systems, and ruggedized solutions for data center, aerospace and other end-markets. Boyd Thermal employs more than 5,000 people with manufacturing sites across North America, Asia, and Europe. Under the terms of the agreement, Eaton will pay $9.5 billion for Boyd Thermal. The transaction is subject to customary closing conditions and regulatory approvals and is expected to close in the second quarter of 2026.
Acquisition of Ultra PCS Limited
On January 23, 2026, Eaton acquired Ultra PCS Limited (Ultra PCS) for $1.53 billion, net of cash acquired. Ultra PCS is headquartered in the U.K. with operations in the U.K. and the U.S. Ultra PCS produces electronic controls, sensing, stores ejection and data processing solutions, enabling mission success for global aerospace customers in the air and on the ground. Ultra PCS will be reported within the Aerospace business segment.
The acquisition of Ultra PCS will be accounted for using the acquisition method of accounting. Due to the timing of the closing date, the Company is unable to provide the preliminary estimated fair values of the assets acquired and liabilities assumed as of the acquisition date.
Spin-off of Mobility business
On January 26, 2026, Eaton announced its intention to pursue a spin-off of its Mobility business, which consists of its legacy Vehicle and eMobility operating segments, into an independent, publicly traded company. Eaton expects to complete the anticipated spin-off by the end of the first quarter of 2027, subject to customary legal and regulatory requirements and approvals, including final approval of the Company’s Board of Directors and effectiveness of a Form 10 registration statement filed with the Securities and Exchange Commission. The planned spin-off is expected to be completed in a manner that is tax-free to Eaton ordinary shareholders for U.S. federal income tax purposes.